GOLDMAN SACHS TRUST

Goldman Sachs Alternative Funds

Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares
of the

Goldman Sachs Absolute Return Tracker Fund

(the “Fund”)

Supplement dated April 23, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated April 30, 2019, as supplemented to date

Effective immediately, Gary Chropuvka will be leaving Goldman Sachs Asset Management, L.P. and will no longer serve as a portfolio manager for the Fund. Federico Gilly, Matthew Schwab, and Oliver Bunn continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, all references to Mr. Chropuvka in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SELSAT1TBDSTK-20